Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of November 25, 2015 between Clean Coal Technologies, Inc., a Nevada corporation (the “Company”), and the persons who have executed the signature page(s) hereto (each, a “Purchaser” and collectively, the “Purchasers”).

This Agreement is being entered into pursuant to that certain Subscription Agreement, dated as of the date hereof, among the Company and the Purchasers (the “Subscription Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1.             Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Agreement” has the meaning set forth in the preamble.

“Approved Market” means the Over-the-Counter Bulletin Board, the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Purchasers that they are required, because of the occurrence of an event of the kind described in Section 4(f) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (a) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (b) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Commission” means the U. S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act at the time.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Company” has the meaning set forth in the preamble.

“Conversion Shares” has the meaning ascribed to such term under the definition of Registrable Securities.

“Discount Fee Warrant Shares” has the meaning ascribed to such term under the definition of Registrable Securities.

“Effectiveness Date” means with respect to the Registration Statement under Section 3(a), the earlier of (a) the 90th day following the filing date of the Initial Registration Statement (or in the event the Registration Statement receives a “full review” by the Commission, the 120th day) or (b) the date which is within three Business Days after the date on which the Commission informs the Company (i) that the Commission will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement; provided, however, that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

“Effectiveness Period” shall have the meaning ascribed to such term in Section 4(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Holder” means each Purchaser or any of such Purchaser’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from a Purchaser or from any Permitted Assignee.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Majority Holders” means at any time Holders representing a majority of the Registrable Securities.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Piggyback Registration” means, in any registration of Common Stock as set forth in Section 3(b), the ability of holders of Registrable Securities to include Registrable Securities in such registration.

“Purchaser” has the meaning set forth in the preamble.

“Qualified Purchaser” has the meaning ascribed to such term in Section 3(d).

The terms “register”, “registered” and “registration” refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means, collectively (a) the shares of Common Stock issuable upon exercise of Stage I Warrants as defined in the Subscription Agreement (the “Stage I Warrant Shares”); (b) the shares of Common Stock issuable upon conversion of Notes as defined in the Subscription Agreement (the “Conversion Shares”), and (c) the shares of Common Stock issuable upon exercise of Discount Fee Warrants as defined in the Subscription Agreement (the “Discount Fee Warrant Shares”, and, together with Stage I Warrant Shares, the “Warrant Shares”) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; but excluding (i) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act, or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration Default Period” means the period during which any Registration Event occurs and is continuing.

“Registration Event” means the occurrence of any of the following events:

(a)           the Company fails to file with the Commission the Registration Statement on or before the Registration Filing Date;

(b)           the Company fails to use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission on or before the Effectiveness Date;

(c)           after the Effectiveness Date, sales of Registrable Securities cannot be made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement) other than the occurrence of an event of the kind described in Section 4(f) which gives rise to a Blackout Period and except as excused pursuant to Section 3(e); or

(d)           the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal market for the Common Stock, for more than two full, consecutive Trading Days; provided, however, a Registration Event shall not be deemed to occur if all or substantially all trading in equity securities (including the Common Stock) is suspended or halted on the Approved Market for any length of time.

“Registration Filing Date” means the date that is ninety (90) days upon delivery of a written request of the majority of the Majority Holders.

“Registration Statement” means the registration statement that the Company is required to file pursuant to this Agreement to register the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

“Rule 145” means Rule 145 promulgated by the Commission under the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Stage I Warrant Shares” has the meaning ascribed to such term under the definition of Registrable Securities.

“Subscription Agreement” has the meaning set forth in the preamble.

“Trading Day” means (a) if the Common Stock is listed or quoted on an Approved Market, then any day during which securities are generally eligible for trading on the Approved Market, or (b) if the Common Stock is not then listed or quoted and traded on an Approved Market, then any business day.

“Warrant Shares” has the meaning ascribed to such term under the definition of Registrable Securities.

“Written Request” means the request of a majority of Holders of the Registrable Securities then outstanding, for the registration of all or any portion of their Registrable Securities pursuant to a Registration Statement on Form S-1, or any successor form thereto.

2.             Term.  This Agreement shall expire two years from the Effectiveness Date, unless terminated sooner hereunder.

3.             Registration.

(a)           Registration on Form S-1.  Not later than the Registration Filing Date, the Company shall file with (or confidentially submit to) the Commission a Registration Statement on Form S-1, or any successor form thereto, relating to the resale by the Holders of all of the Registrable Securities, and the Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (i) the date when all Registrable Securities covered by such Registration Statement have been sold or (ii) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect, or (iii) one year from the effective date of the Registration Statement (the “Effectiveness Period”). If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of Registrable Securities exceeds the number of Registrable Securities remaining under the Registration Statement and such Registrable Securities are not saleable under Rule 144, without limitation, the Company shall have 20 Business Days to file such additional Registration Statement, and the Company shall use its commercially reasonable efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than 60 days after such filing.

(b)           Piggyback Registration.  The Holders of any shares of Common Stock removed from the Registration Statement as the result of a cutback comment from the Commission shall be entitled to include for registration any such removed shares at any time following the Effectiveness Date in a registration statement filed by the Company which would permit the inclusion of such shares (such registration of Registrable Securities, “Piggyback Registration”); provided that any applicable consents have been obtained by the Company. Accordingly, if the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Holders written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall, subject to Section 3(c), include as a Piggyback Registration all of the Registrable Securities specified in a written request delivered by the Holder thereof within ten calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby. Notwithstanding the foregoing, Piggyback Registration will not apply to any shares which can be sold without limitation under Rule 144.

(c)           Underwriting.  If a Piggyback Registration is being made pursuant to a registered public offering that is to be made by an underwriting, the Company shall so advise the Holders of the Registrable Securities eligible for inclusion in such Registration Statement pursuant to Section 3(b).  In that event, the right of any Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell any of their Registrable Securities through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable.  Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting.  The Company shall so advise all Holders (except those Holders who failed to timely elect to include their Registrable Securities or have indicated to the Company their decision not to do so), and indicate to each such Holder the number of shares of Registrable Securities that may be included in the registration and underwriting, if any. The number of shares of Registrable Securities to be included in such registration and underwriting shall be allocated among such Holders as follows:

(i)           If the Piggyback Registration was initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein; and

(ii)           If the Piggyback Registration was initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw such Holder’s Registrable Securities therefrom by delivering a written notice to the Company and the underwriter.  The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

(d)           Occurrence of Registration Event.  If a Registration Event occurs, then the Company will make payments to each Holder of Registrable Securities (a “Qualified Purchaser”), as liquidated damages for the amount of damages to the Qualified Purchaser by reason thereof, at a rate equal to 1.00% of the purchase price paid by such Holder, pursuant to the Subscription Agreement, for the Registrable Securities then held by each Qualified Purchaser for each full period of 30 days of the Registration Default Period (which shall be pro rated for any period less than 30 days); provided, however, that, if a Registration Event occurs (or is continuing) on a date more than one year after the Closing Date (as defined in the Subscription Agreement), liquidated damages shall be paid only with respect to that portion of the Qualified Purchaser’s Registrable Securities that cannot then be immediately resold in reliance on Rule 144.  Notwithstanding the foregoing, the maximum amount of liquidated damages that may be paid to any Qualified Purchaser pursuant to this Section 3(d) shall be an amount equal to 10% of the purchase price paid by such Holder, pursuant to the Subscription Agreement, for the Registrable Securities held by such Qualified Purchaser at the time of the first occurrence of a Registration Event.  Each such payment shall be due and payable within five days after the end of each full 30-day period of the Registration Default Period until the termination of the Registration Default Period and within five days after such termination.  Such payments shall constitute the Qualified Purchaser’s exclusive remedy for such events.  If the Company fails to pay any partial liquidated damages or refund pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 8% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The Registration Default Period shall terminate upon (i) the filing of the Registration Statement in the case of clause (a) of the definition of Registration Event, (ii) the Effectiveness Date in the case of clause (b) of the definition of Registration Event, (iii) the ability of the Qualified Purchaser to effect sales pursuant to the Registration Statement in the case of clause (c) of the definition of Registration Event, (iv) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (d) of the definition of Registration Event, and (v) in the case of the events described in clauses (b) and (c) of the definition of Registration Event, the earlier termination of the Registration Default Period.  The amounts payable as liquidated damages pursuant to this Section 3(d) shall be payable in lawful money of the United States.

(e)           Notwithstanding the provisions of Section 3(d) above, (i) if the Commission does not declare the Registration Statement effective on or before the Effectiveness Date, or (ii) if the Commission allows the Registration Statement to be declared effective at any time before or after the Effectiveness Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason for (i) or (ii) is the Commission’s determination that (A) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (B) Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (C) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree that in the case of (ii) the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder, and, in the case of (i) or (ii), that a Holder shall not be entitled to any liquidated damages with respect to the Registrable Securities not registered for the reason set forth in (i), or so reduced on a pro rata basis as set forth in (ii).  In any such pro rata reduction, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by the Registrable Securities represented by the Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders on a fully diluted basis), and second by Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Investor Shares held by such Holders).  In addition, any such affected Holder shall be entitled to Piggyback Registration after the Registration Statement is declared effective by the Commission until the earlier of such time as: (I) all Registrable Securities have been registered pursuant to an effective Registration Statement, (II) the Registrable Securities may be resold without restriction pursuant to Rule 144, or (III) the Holder agrees to be named as an underwriter in any such Registration Statement. The Holders acknowledge and agree the provisions of this paragraph may apply to the Registration Statement and Piggyback Registrations.

4.             Registration Procedures for Registrable Securities.  The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a)           prepare and file with (or confidentially submit to) the Commission, with respect to the Registrable Securities, a Registration Statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until the maturity date of the Notes or for such shorter period of time ending on the earlier to occur of (i) the date as of which all of the Holders as selling stockholders thereunder may sell all of the Registrable Securities registered for resale thereon without restriction pursuant to Rule 144 (or any successor rule thereto) promulgated under the Securities Act or (ii) the date when all of the Registrable Securities registered thereunder shall have been sold (the “Effectiveness Period”).  Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto);

(b)           if the Registration Statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)           prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d)           furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, to the extent required in order for the Holders to meet any prospectus delivery requirement applicable to the disposition of the Registrable Securities owned by any such Holder, but only during the Effectiveness Period;

(e)           use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

(f)           notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event (, which comes to the Company’s attention, that will, after the occurrence of such event, cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to each such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)           comply, and continue to comply during the Effectiveness Period, in all material respects, with the Securities Act, the Exchange Act and all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(h)           as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i)           use its  reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the OTC Bulletin Board or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(j)            provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times;

(k)           if requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

(l)           during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M of the Exchange Act; and

(m)           take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5.             Suspension of Offers and Sales.  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.             Registration Expenses.  The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder or any selling expenses of any Holder.

7.             Assignment of Rights.  No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that any Holder may assign its rights under this Agreement without such consent to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.             Information by Holder.  Each Holder agrees to furnish to the Company a completed selling securityholder notice and questionnaire in the form attached to this Agreement as Annex A not later than three Business Days following a request therefor from the Company.  The Company’s obligations in Section 3 with respect to each Holder shall be conditioned upon such Holder’s furnishing to the Company promptly upon request the questionnaire in the form attached to this Agreement as Annex A and such information regarding itself, the Registrable Securities held by it, the intended method of disposition of such securities, and such other information as shall be required in order to comply with any applicable law or regulation in connection with the registration of such Holder’s Registrable Securities or any qualification or compliance with respect to such Holder’s Registrable Securities and referred to in this Agreement. The Company’s obligations in Section 3 with respect to each Holder shall also be conditioned upon such Holder’s disposition of its Registrable Securities in accordance with applicable law.

9.             Indemnification.

(a)           In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation or alleged violation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law by the Company in connection with this Agreement; and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 9(a) shall in no event exceed the net proceeds from the Offering received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or actions or proceeding in respect thereof, whether commenced or threatened) or expense arises out of or is based upon (A) an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by a Holder specifically for use in the preparation thereof or (B) any failure of a Holder to distribute Registrable Securities in accordance with applicable laws, or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof, whether commenced or threatened) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)           As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, to the extent arising out of or based upon:  (i) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act; (ii) any failure of a Holder to distribute Registrable Securities in accordance with applicable laws; or (iii) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (A) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the registration statement or such prospectus or (B) to the extent that (I) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (II) in the case of an occurrence of an event of the type specified in Section 4(f) hereof, the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Section 4(f).  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that such failure shall have a material adverse effect on the indemnifying party.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, in which case the indemnifying party shall reimburse the indemnified party for that portion of legal fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)           If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Sections 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and 9(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred; provided, that the indemnifying party shall only be responsible for those expenses and bills reasonably related to the matters covered by the indemnity provided under this Section 9; provided, further that the indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of an indemnified party a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim and in such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the Holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.

(e)           If the indemnification provided for in Section 9(a) or 9(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)           Other Indemnification.  Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.           Rule 144.  With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees:  (a) to make and keep public information available as those terms are understood in Rule 144; (b) to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to Rule 144; (c) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the Commission permitting the selling of any such Registrable Securities without registration and (d) undertake any additional actions commercially reasonably necessary to maintain the availability of the use of Rule 144.

11.           Corporate Existence.  For a period of one year commencing on the date hereof, and so long as any Holder owns any Registrable Securities, the Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Holders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (a) cash, (b) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act or (c) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

12.           Independent Nature of Each Purchaser’s Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute such Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose; provided, however, that the Majority Holders shall be able to alter the rights of each Purchaser as provided herein.

13.           Other Registration Rights.  The Company shall not grant any registration rights which would require the Company to file a registration statement in connection therewith prior to the effectiveness of the Registration Statement without the consent of the Majority Holders.

14.           Miscellaneous.

(a)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, both substantive and remedial, without regard to New York conflicts of law principles. Any judicial proceeding brought against any of the parties to this Agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this Agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)           Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate. Notwithstanding the foregoing, the sole and exclusive remedy for a Registration Event shall be as set forth in Section 3(d).

(c)           Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto.

(d)           No Inconsistent Agreements.  The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e)           Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(f)           Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be given in accordance with Section 20 of the Subscription Agreement.

(g)           Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(h)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(i)           Severability.  In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j)           Amendments.  The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders. The Purchasers acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

(k)           Limitation on Subsequent Registration Rights.  After the date of this Agreement, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would require the Company to file a registration statement for such holder or prospective holder prior to the Effectiveness Date.

[signature pages follow]

This Registration Rights Agreement is hereby executed as of the date first above written.

CLEAN COAL TECHNOLOGIES, INC.

By:        /s/ Robin Eves
Name:   Robin Eves
Title:     President and Chief Executive Officer

THE PURCHASER’S SIGNATURE TO THE SUBSCRIPTION AGREEMENT FOR THE OFFERING SHALL CONSTITUTE THE PURCHASER’S SIGNATURE TO THIS REGISTRATION RIGHTS AGREEMENT.

ANNEX A

Clean Coal Technologies, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of securities of Clean Coal Technologies, Inc., a Nevada corporation (the “Company”), with respect to which the undersigned has certain registration rights (“Registrable Securities”), understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities, in accordance with the terms of a registration rights agreement between the Company and the undersigned, among others (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by the Selling Securityholder in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.  Name:

(a)	Full Legal Name of Selling Securityholder:

(b)	Full Legal Name of Holder of Record (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone: Fax:
Email:
Contact Person:

3.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐              No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐              No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐              No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐              No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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4.  Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)	Type and Amount of securities (including any Registrable Securities) beneficially owned1 by the Selling Securityholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor (if you are a natural person) any member of your immediate family, nor (if you are not a natural person) any of your affiliates2, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

1   Beneficially Owned:  A “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, including the power to direct the voting of such security, or (ii) investment power, including the power to dispose of, or direct the disposition of, such security.  In addition, a person is deemed to have “beneficial ownership” of a security of which such person has the right to acquire beneficial ownership at any time within 60 days, including, but not limited to, any right to acquire such security: (i) through the exercise of any option, warrant or right, (ii) through the conversion of any security or (iii) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.

It is possible that a security may have more than one “beneficial owner,” such as a trust, with two co-trustees sharing voting power, and the settlor or another third party having investment power, in which case each of the three would be the “beneficial owner” of the securities in the trust.  The power to vote or direct the voting, or to invest or dispose of, or direct the investment or disposition of, a security may be indirect and arise from legal, economic, contractual or other rights, and the determination of beneficial ownership depends upon who ultimately possesses or shares the power to direct the voting or the disposition of the security.

The final determination of the existence of beneficial ownership depends upon the facts of each case.  You may, if you believe the facts warrant it, disclaim beneficial ownership of securities that might otherwise be considered “beneficially owned” by you.

2   Affiliate:  An “affiliate” is a company or person that directly, or indirectly through one or more intermediaries, controls you, or is controlled by you, or is under common control with you.

3

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time prior to the effectiveness of the Registration Statement or while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

BENEFICIAL OWNER (individual)	BENEFICIAL OWNER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:

Dated:

PLEASE E-MAIL A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE, AND RETURN THE ORIGINAL BY MAIL, TO:

Clean Coal Technologies, Inc.
Attn:  Robin Eves
295 Madison Avenue , 12th Floor
New York, New York 10017
reves@cleancoaltechnologiesinc.com

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE AT YOUR FIRST OPPORTUNITY.

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